Chase Home Lending Mortgage Trust 2024-RPL1 - ABS-15G

Exhibit 99.3(s)(1)

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on conforming and non-conforming residential mortgages acquired from various parties. The review was conducted on behalf of JPMorgan Chase Bank N.A. (“Client”) during multiple transactions via files imaged and provided by JPMorgan Chase Bank, National Association for review (the “Review”).

The loans in the Review carried origination dates between April 1991 and October 2015.

(2) Sample size of the assets reviewed.

The Review was conducted on five hundred eighty-five (585) mortgage loans with an aggregate original principal balance of approximately $165.001 million.

The mortgage loan review sample was broken down into the following review scopes:

▪	“Compliance Review”:	577 mortgage loans
▪	“Credit Compliance Review”	8 mortgage loans
▪	“Payment History Review”:	585 mortgage loans
▪	“Servicing Comment Review”:	585 mortgage loans
▪	“Title Review”:	653 mortgage loans
▪	“Data Integrity”:	585 mortgage loans

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

Appraised Value	First Payment Date	Original P&I
Borrower First Name	Interest Only	Property Type
Borrower Last Name	Note Date	Purpose
City	Occupancy	Refi Purpose
Coborrower First Name	Original Interest Rate	Street
Coborrower Last Name	Original Loan Amount	Zip

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014

Appraised Value	Interest Only	Property Type
Borrower First Name	Lien Position	Purpose
Borrower Last Name	Note Date	Refi Purpose
City	Occupancy	State
Coborrower First Name	Original Interest Rate	Street
Coborrower Last Name	Original Loan Amount	Zip
First Payment Date	Original P&I

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, and (iv) that social security numbers across documents were consistent.

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, and (vi) IRS tax transcripts.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP/Turbo Review

When a DU/LP/Turbo form is provided, AMC (i) confirmed and captured recommendations and (ii) verified that (a) red flags listed on the DU/LP/Turbo were addressed by the underwriter, (b) listed credit conditions were cleared by the underwriter, and (c) the final DU/LP/Turbo in the file contained data that matched the data gathered from documents in the file. All mortgage loans are manually underwritten with documentation requirements determined by Client guidelines and the AUS findings.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

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Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area(s) listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, AMC sought to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagor’s requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying Client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

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If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the Client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the Client was notified of such variance and a second independent valuation product was ordered.

AMC also considered processes that included Fannie Mae’s Collateral Underwriter (CU) or Freddie Mac Loan Collateral Advisor (LCA) on one-unit single-family homes and condos for GSE eligible loans. No additional property value due diligence was completed in cases where CU/LCA indicated that appraisal risk was consistent with the respective GSE’s day one RW&E relief. Freddie Mac’s Home Value Explorer (HVE) was also considered an acceptable secondary valuation product for GSE-related transactions. If the CU/LCA risk score was ineligible for GSE RW&E relief, then AMC compared a third valuation product (such as a field review) to the original appraisal.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (577 Mortgage Loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and

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vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

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vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (8 Mortgage Loans)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

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b)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43©);
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43© (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

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For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

With regard to General Ability to Repay testing, the compliance review was performed with the following considerations with respect to guideline deviations. Note, the following considerations are limited to General ATR (Non-QM, ATR Risk, ATR Fail) evaluation and do not apply to Qualified Mortgage (QM) reviews.

●	Compensating factors for Guideline Deficiencies – Compensating factors are not permitted to override, waive, or trump any of the 8 factors under 1026.43(c) that were not addressed by lender based on the documents in the loan file. Compensating factors may be considered in reducing the severity of guideline deficiencies in cases where the file contains evidence that the related ATR factor was addressed and considered, but did not have strict adherence to guideline requirements (e.g. Guidelines require 2 years tax returns and file contains 1 year tax returns).

o	Present but deficient documentation – To the extent there is a documentation deficiency, but file contains evidence that the ability to repay component was considered (e.g. Guidelines require signed and dated tax returns and file contains unsigned undated tax returns), an EV2-B level exception will be cited for the deficiency in the documentation against guidelines. On the contrary, if Guidelines require signed and dated tax returns and file does not contain any tax returns or transcripts, finding will be reported as an EV3-C and yield a QM/ATR loan designation of ATR Fail.

●	Lender Policies Overlay – Lender policies that act as an overlay or clarification of their approach to underwriting beyond the guidelines are considered in the review to determine if loan documentation adheres to guidelines. No exception will be cited for guideline deviations that otherwise adhere to or meet requirements set forth in Lender Policies. Provided there are no other open EV3-C ability to repay findings, loans with guideline deviations with documentation that adheres to or meets requirements set forth in Lender Policies will yield a QM/ATR loan designation of Non-QM.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;

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ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

Collection Comment Review: AMC performed a collection comment review utilizing individual mortgage loan collection comments provided by the servicers in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicers. Using the MBA methodology, AMC created a payment string using a 36 month look back period for each mortgage loan within the payment history population.

Title Review: As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

(9) Disclaimer

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, LLC (“KBRA”), and Moody’s Investors Service, Inc. (“Moody’s”).

OVERALL REVIEW RESULTS SUMMARY

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (577 Mortgage Loans)

There were five hundred seventy-seven (577) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable NRSRO grading criteria, five hundred thirty-seven (537) had an Overall Review “B” grade or higher, seven (7) had an Overall Review “C” grade and thirty-three (33) had an Overall Review “D” grade.

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	33
		Total Compliance Grade (D) Exceptions:	33
	C	State Defect	26
		Federal Defect	18
		Missing Application Date	3
		State Late Charge	2
		Missing Required Data (other than HUD-1 or Note)	1
		Total Compliance Grade (C) Exceptions:	50
	B	Missing Application Date	406
		TILA	378
		Missing Non-Required Data	291
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	139
		RESPA	123
		State Defect	96
		FACTA	80
		Missing, Incorrect, or Incomplete GFE	60
		State Late Charge	42
		Misc. State Level	42
		Final TIL Estimated	40
		Missing Disclosure	28
		Loan Package Documentation	21
		Missing, Incorrect, or Incomplete Final TIL	15
		Missing Required Data (other than HUD-1 or Note)	12
		Compliance	6
		LTV Test	6
		Missing, Incorrect, or Incomplete HUD-1	4
		Missing Required Data	4
		FHA	2
		Flood	2
		State Compliant	1
		TIL-MDIA	1
		Total Compliance Grade (B) Exceptions:	1,799
Total Compliance Exceptions:			1,882

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COMPLIANCE RESULTS SUMMARY

Of the five hundred seventy-seven (577) loans reviewed, five hundred thirty-seven (537) had a Compliance Review “B” grade or higher, seven (7) had a Compliance Review “C” grade and thirty-three (33) had a Compliance Review “D” grade.

Final Grade	# of Loans	% of Loans
A	12	2.08%
B	525	90.99%
C	7	1.21%
D	33	5.72%

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (8 Mortgage Loans)

There were eight (8) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable NRSRO grading criteria, all eight (8) had an Overall Review “B” grade or higher.

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	6
		RESPA	5
		TIL-MDIA	2
		Missing, Incorrect, or Incomplete Final or Initial 1003	1
		State Defect	1
		TILA	1
		Total Compliance Grade (B) Exceptions:	16
Total Compliance Exceptions:			16
Total Credit Exceptions:			0
Total Property Exceptions:			0
Grand Total:			16

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COMPLIANCE RESULTS SUMMARY

Of the eight (8) loans reviewed, all eight (8) had an Compliance Review “B” grade or higher.

Final Grade	# of Loans	% of Loans
A	0	0.00%
B	8	100.00%
C	0	0.00%
D	0	0.00%

CREDIT RESULTS SUMMARY

Of the eight (8) loans reviewed, all eight (8) had an Credit Review “B” grade or higher.

Final Grade	# of Loans	% of Loans
A	8	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

VALUATION RESULTS SUMMARY

Of the eight (8) loans reviewed, all eight (8) had an Valuation Review “B” grade or higher.

Final Grade	# of Loans	% of Loans
A	8	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (577 Mortgage Loans)

Of the five hundred seventy-seven (577) mortgage loans reviewed, five hundred thirty-seven (537) (93.07%) mortgage loans had tape discrepancies across eighteen (18) unique data fields. The most common tape discrepancies were Interest Only, Original P&I and Original Interest Rate.

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Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Appraised Value	129	577	22.36%	577
Borrower First Name	35	577	6.07%	577
Borrower Last Name	40	577	6.93%	577
City	31	577	5.37%	577
Coborrower First Name	13	199	6.53%	577
Coborrower Last Name	15	199	7.54%	577
First Payment Date	59	577	10.23%	577
Interest Only	253	577	43.85%	577
Lien Position	0	577	0.00%	577
Note Date	62	577	10.75%	577
Occupancy	22	577	3.81%	577
Original Interest Rate	238	577	41.25%	577
Original Loan Amount	3	577	0.52%	577
Original P&I	239	577	41.42%	577
Property Type	92	577	15.94%	577
Purpose	26	577	4.51%	577
Refi Purpose	93	420	22.14%	577
State	0	577	0.00%	577
Street	133	577	23.05%	577
Zip	62	577	10.75%	577
Total	1,545	10,627	14.54%	577

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (8 Mortgage Loans)

Of the eight (8) mortgage loans reviewed, eight (8) (100%) mortgage loans had tape discrepancies across five (5) unique data fields. The most common tape discrepancies were Original P&I and Original Interest Rate.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Appraised Value	1	8	12.50%	8
Borrower First Name	1	8	12.50%	8
Borrower Last Name	0	8	0.00%	8
City	0	8	0.00%	8
Coborrower First Name	0	1	0.00%	8
Coborrower Last Name	0	1	0.00%	8
First Payment Date	0	8	0.00%	8
Interest Only	0	8	0.00%	8
Lien Position	0	8	0.00%	8
Note Date	0	8	0.00%	8
Occupancy	0	8	0.00%	8
Original Interest Rate	7	8	87.50%	8
Original Loan Amount	0	8	0.00%	8
Original P&I	7	8	87.50%	8
Property Type	0	8	0.00%	8
Purpose	0	8	0.00%	8
Refi Purpose	1	3	33.33%	8
State	0	8	0.00%	8
Street	0	8	0.00%	8
Zip	0	8	0.00%	8
Total	17	141	12.06%	8

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PAYMENT HISTORY REVIEW SUMMARY (585 Mortgage Loans)

A Payment History Review was conducted on five hundred eighty-five (585) mortgage loans of which all five hundred eighty-five (585) had complete pay history strings (100%). Of these mortgage loans, one hundred ninety-seven (197) (33.68%) had delinquencies during the lookback period.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	388	66.32%
Delinquency, No Missing Data	197	33.68%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	585	100.00%

COLLECTION COMMENT REVIEW SUMMARY (585 Mortgage Loans)

AMC conducted a Collection Comment Review on five hundred eighty-five (585) mortgage loans. Of the mortgage loans subject to the collection comment review, five hundred seventy-five (575) mortgage loans (98.29%) triggered an EV1 or EV2 exception level and ten mortgage loans (10) triggered an EV3 exception level.

Servicing Review Grade	Loan Count	% of Loans
1	559	95.56%
2	16	2.74%
3	10	1.71%
Total	585	100.00%

SitusAMC TITLE REVIEW SUMMARY (653 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 653 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

●	Except with respect to 5 mortgage loan files, there are no potential issues concerning origination deed vesting. With respect to the 5 mortgage loan files, all the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
●	Except with respect to 27 Association Liens across 15 mortgage loan files, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
●	Except with respect to 105 Municipal Liens across 53 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
●	Except with respect to 2 Property Tax Liens across 1 mortgage loan files, no unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
●	Except with respect to 6 Prior Liens across 5 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 6 Prior Liens across 5 mortgage loan files, all 6 Prior Liens were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
●	Except with respect to 68 Prior Mortgages across 61 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 68 Prior Mortgages across 61 mortgage loan files, 8 Prior Mortgages were not able to be mitigated as the mortgage loan file contained a Title Policy on which there is a stated exception which explicitly precludes coverage, 3 Prior Mortgages were determined to be mitigated as the mortgage was determined to be past the statutory timeline for enforcement, and 57 Prior Mortgages were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.

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●	2 mortgage files contained evidence of Release of the subject security instrument.
●	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL LOAN POPULATION SUMMARY*

*Tables may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	198	33.85%	$38,825,527.58	23.53%
Adjustable	387	66.15%	$126,175,478.00	76.47%
Total	585	100.00%	$165,001,005.58	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	501	85.64%	$157,928,667.58	95.71%
2	84	14.36%	$7,072,338.00	4.29%
Total	585	100.00%	$165,001,005.58	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	179	30.60%	$57,124,478.00	34.62%
Cash Out: Other/Multi-purpose/Unknown Purpose	138	23.59%	$31,641,081.66	19.18%
First Time Home Purchase	86	14.70%	$15,218,941.00	9.22%
Other-than-first-time Home Purchase	94	16.07%	$35,973,443.00	21.80%
Rate/Term Refinance - Borrower Initiated	79	13.50%	$24,264,521.92	14.71%
Unavailable	9	1.54%	$778,540.00	0.47%
Total	585	100.00%	$165,001,005.58	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	7	1.20%	$803,328.92	0.49%
121-180 Months	28	4.79%	$4,007,564.00	2.43%
181-240 Months	12	2.05%	$866,141.00	0.52%
241-360 Months	512	87.52%	$144,925,971.66	87.83%
361+ Months	26	4.44%	$14,398,000.00	8.73%
Total	585	100.00%	$165,001,005.58	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	383	65.47%	$111,911,199.58	67.82%
Co-op	3	0.51%	$625,800.00	0.38%
Condo, Low Rise	41	7.01%	$8,329,100.00	5.05%
Condo, High Rise	10	1.71%	$2,284,674.00	1.38%
PUD	67	11.45%	$23,246,240.00	14.09%
Single-wide Manufactured Housing	12	2.05%	$1,373,397.00	0.83%
1 Family Attached	16	2.74%	$2,136,095.00	1.29%
2 Family	27	4.62%	$8,381,900.00	5.08%
3 Family	8	1.37%	$3,081,800.00	1.87%
4 Family	9	1.54%	$2,623,600.00	1.59%
Land	1	0.17%	$150,500.00	0.09%
Unavailable	8	1.37%	$856,700.00	0.52%
Total	585	100.00%	$165,001,005.58	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	523	89.40%	$150,328,179.58	91.11%
Investment	50	8.55%	$11,038,411.00	6.69%
Second Home	11	1.88%	$3,607,415.00	2.19%
Unknown	1	0.17%	$27,000.00	0.02%
Total	585	100.00%	$165,001,005.58	100.00%

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